UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2022

P3 Health Partners Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40033	85-2992794
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2370 Corporate Circle, Suite 300
Henderson, NV	89074
(Address of principal executive offices)	(Zip Code)

(702) 910-3950

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Class A Common Stock, par value $0.0001 per share	PIII	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50.	PIIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On October 20, 2022, P3 Health Partners Inc. (the “Company” or “P3”) announced its financial results for the three and six months ended June 30, 2022. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Report”).

The information in this Item 2.02, including the information contained in Exhibit 99.1 of this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2022, Eric Atkins notified the Company of his resignation as Chief Financial Officer of the Company, effective as of November 1, 2022 (the “Effective Date”). On October 18, 2022, the Board of Directors (the “Board”) of the Company appointed Erin Darakjian to serve as Interim Chief Financial Officer of the Company, effective as of the Effective Date, while the Company searches for a permanent successor to Mr. Atkins. The Board also designated Ms. Darakjian as the Company’s principal financial officer and principal accounting officer as of the Effective Date, succeeding Mr. Atkins in such roles. Mr. Atkins’ resignation was not a result of any disagreement with the Company on any matter relating to the registrant’s operations, policies or practices.

Ms. Darakjian, 41, has served as the Company’s Vice President and Chief Accounting Officer since August 2022. Prior to joining P3, Ms. Darakjian served as the Senior Vice President, Corporate Controller of Curaleaf, Inc. from November 2021 to August 2022 and as Vice President, Finance and Technical Accounting from February 2021 to November 2021. From August 2018 to February 2021, Ms. Darakjian served as Vice President, Treasury and Finance of Credit One Bank, N.A. From December 2015 to August 2018, Ms. Darakjian served as Director, Financial Reporting at MGM Resorts International, where she also previously served as Manager, Financial Reporting, from July 2013 to December 2015. Ms. Darakjian received a Bachelor of Science in Apparel Merchandising from the Indiana University and a Masters in Accounting from the University of Nevada, Las Vegas. Ms. Darakjian is a registered public accountant in the state of Nevada.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of the Company, dated October 20, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P3 Health Partners Inc.

Date:	October 20, 2022	By:	/s/ Jessica Puathasnanon
Jessica Puathasnanon
Chief Legal Officer